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                                                                    Exhibit 10.4

                  COMPBENEFITS CORPORATION AMENDED AND RESTATED
                                STOCK OPTION PLAN

                                    ARTICLE I

                                 Purpose of Plan

          The Stock Option Plan (the "Plan") of CompDent Corporation, n/k/a CompBenefits Corporation (the "Company"), adopted by the Board of Directors of the Company on June 17, 1999, for directors, officers and key employees of, and certain other key individuals who perform services for, the Company is intended to advance the best interests of the Company by providing those persons who have responsibility for its management and growth with additional incentives by allowing them to acquire an ownership interest in the Company and thereby encouraging them to contribute to the success of the Company and to continue to provide their services to the Company. The availability and offering of stock options under the Plan also increases the Company's ability to attract and retain individuals of exceptional managerial talent upon whom, in large measure, the sustained progress, growth and profitability of the Company depends.

                                   ARTICLE II

                                   Definitions

          For purposes of the Plan, except where the context clearly indicates otherwise, the following terms shall have the meanings set forth below:

          "Board" shall mean the Board of Directors of the Company.

          "Cause" means any of the following: (i) theft or embezzlement, or attempted theft or embezzlement, of money or property of the Company or any subsidiary, perpetration or attempted perpetration of fraud, or participation in a fraud or attempted fraud, on the Company or any subsidiary or unauthorized appropriation of, or attempt to misappropriate, any tangible or intangible assets or property of the Company or any subsidiary, (ii) any act or acts of disloyalty, misconduct or moral turpitude injurious to the interest, property, operations, business or reputation of the Company or any subsidiary or conviction of a crime the commission of which results in injury to the Company or any subsidiary or (iii) failure or inability (other than by reason of Disability) to carry out effectively a Participant's duties and obligations to the Company and its subsidiaries or to participate effectively and actively in the management of the Company and its subsidiaries, as determined in the reasonable judgment of the Board.

          "Code" shall mean the Internal Revenue Code of 1986, as amended, and any successor statute.

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          "Committee" shall mean the committee of the Board which may be designated by the Board to administer the Plan. The Committee shall be composed of two or more directors as appointed from time to time to serve by the Board.

          "Common Stock" shall mean the Company's Common Stock, par value $.01 per share, or if the outstanding Common Stock is hereafter changed into or exchanged for different stock or securities of the Company, such other stock or securities.

          "Company" shall mean CompBenefits Corporation, a Delaware corporation, and (except to the extent the context requires otherwise) any subsidiary corporation of CompBenefits Corporation, a Delaware corporation as such term is defined in Section 425(f) of the Code.

          "Disability" shall mean the inability, due to illness, accident, injury, physical or mental incapacity or other disability, of any Participant to carry out effectively his duties and obligations to the Company or to participate effectively and actively in the management of the Company for a period of at least 90 consecutive days or for shorter periods aggregating at least 120 days (whether or not consecutive) during any twelve-month period, as determined in the reasonable judgment of the Board.

          "Fair Market Value" of the Common Stock shall be determined by the Committee or, in the absence of the Committee, by the Board.

          "Participant" shall mean any director, officer or key employee of, or any other key individual who performs services for, the Company who has been selected to participate in the Plan by the Committee or the Board.

          "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "Sale of the Company" means the sale to a third party or affiliated group of third parties of (i) capital stock of the Company possessing the voting power to elect a majority of the Company's board of directors (whether by merger, consolidation or sale or transfer of the Company's capital stock) or
(ii) all or substantially all of the Company's assets determined on a consolidated basis; provided that in any event, the term "Sale of the Company" shall not include an offering of securities to the public.


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                                   ARTICLE III

                                 Administration

          The Plan shall be administered by the Committee; provided that if for any reason the Committee shall not have been appointed by the Board, all authority and duties of the Committee under the Plan shall be vested in and exercised by the Board. Subject to the limitations of the Plan, the Committee shall have the sole and complete authority to: (i) select Participants, (ii) grant Options (as defined in Article IV below) to Participants in such forms and amounts as it shall determine (including, without limitation, with respect to designating Options as Incentive Stock Options (as defined in Article V below) or nonqualified stock options), (iii) impose such limitations, restrictions and conditions upon such Options as it shall deem appropriate, (iv) interpret the Plan and adopt, amend and rescind administrative guidelines and other rules and regulations relating to the Plan, (v) correct any defect or omission or reconcile any inconsistency in the Plan or in any Option granted hereunder and
(vi) make all other determinations and take all other actions necessary or advisable for the implementation and administration of the Plan, subject to such limitations as may be imposed by the Code on the grant of Incentive Stock Options or other applicable law. The Committee's determinations on matters within its authority shall be conclusive and binding upon the Participants, the Company and all other Persons. All expenses associated with the administration of the Plan shall be borne by the Company. The Committee may, as approved by the Board and to the extent permissible by law, delegate any of its authority hereunder to such persons as it deems appropriate.

                                   ARTICLE IV

                         Limitation on Aggregate Shares

          The number of shares of Common Stock with respect to which options may be granted under the Plan (the "Options") and which may be issued upon the exercise thereof shall not exceed, in the aggregate, 1,200,000 shares; provided that the type and the aggregate number of shares which may be subject to Options shall be subject to adjustment in accordance with the provisions of paragraph
6.8 below, and further provided that to the extent any Options expire unexercised or are canceled, terminated or forfeited in any manner without the issuance of Common Stock thereunder, or if any Options are exercised and the shares of Common Stock issued thereunder are repurchased by the Company, such shares shall again be available under the Plan. The 1,200,000 shares of Common Stock available under the Plan may be either authorized and unissued shares, treasury shares or a combination thereof, as the Committee shall determine.

                                    ARTICLE V

                                     Awards

          V.1 Options. The Committee may grant Options to Participants in accordance with this Article V. In no event shall the aggregate Fair Market Value per share of all Common Stock (determined at the time the Option is awarded) with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year (under all plans of the Company and its subsidiaries) exceed $100,000.


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          V.2 Form of Option. Options granted under this Plan may be "Incentive
Stock Options" within the meaning of Section 422 of the Code or nonqualified stock options. Unless otherwise indicated, references herein to "Options" shall include Incentive Stock Options and nonqualified stock options.

          V.3 Exercise Price. The option exercise price per share of Common Stock shall be fixed by the Committee at the date of grant. If the Option is intended to be an Incentive Stock Option, the option exercise price per share of Common Stock shall be fixed by the Committee at not less than 100% of the Fair Market Value of a share of Common Stock on the date of grant (or 110% of such Fair Market Value if the holder of such Incentive Stock Option owns Common Stock possessing more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any subsidiary determined with regard to the attribution rules of Section 424(d) of the Code).

          V.4 Exercisability. Options shall be exercisable at such time or times as the Committee shall determine at or subsequent to grant.

          V.5 Payment of Exercise Price. Options shall be exercised in whole or in part by written notice to the Company (to the attention of the Company's Secretary) accompanied by payment in full of the option exercise price. Payment of the option exercise price shall be made in cash (including check, bank draft or money order) or, in the discretion of the Committee, by delivery of a promissory note or by payroll deductions (if in accordance with policies approved by the Board).

          V.6 Terms of Options. The Committee shall determine the term of each Option, which term shall in no event exceed ten years from the date of grant. If the holder of an Incentive Stock Option owns Common Stock possessing more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any subsidiary, determined with regard to the attribution rules of
Section 424(d) of the Code, the term of such Incentive Stock Option shall not exceed five years from the date of grant.

                                   ARTICLE VI

                               General Provisions

          VI.1 Conditions and Limitations on Exercise. Options may be made exercisable in one or more installments, upon the happening of certain events, upon the passage of a specified period of time, upon the fulfillment of certain conditions or upon the achievement by the Company of certain performance goals, as the Committee shall decide in each case when the Options are granted.

          VI.2 Sale of the Company. In the event of a Sale of the Company, the Committee may provide, in its discretion, that the Options then outstanding shall become immediately exercisable and that such Options shall terminate if not exercised as of the date of the Sale of the Company or other prescribed period of time.


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          VI.3 Written Agreement. Each Option granted hereunder to a Participant shall be embodied in a written agreement (an "Option Agreement") which shall be signed by the Participant and by the President of the Company for and in the name and on behalf of the Company and shall be subject to the terms and conditions of the Plan prescribed in the Agreement (including, but not limited to, (i) the right of the Company and such other Persons as the Committee shall designate ("Designees") to repurchase from each Participant, and such Participant's transferees, all shares of Common Stock issued or issuable to such Participant on the exercise of an Option in the event of such Participant's termination of employment (or, in the case of a Participant who is not an employee of the Company, upon such other event(s) as the Committee shall determine), (ii) rights of first refusal granted to the Company and Designees,
(iii) holdback and other registration right restrictions in the event of a public registration of any equity securities of the Company and (iv) any other terms and conditions which the Committee shall deem necessary and desirable).

          VI.4 Listing, Registration and Compliance with Laws and Regulations. Options shall be subject to the requirement that if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the shares subject to the Options upon any securities exchange or under any state or federal securities or other law or regulation, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to or in connection with the granting of the Options or the issuance or purchase of shares thereunder, no Options may be granted or exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. The holders of such Options shall supply the Company with such certificates, representations and information as the Company shall request and shall otherwise cooperate with the Company in obtaining such listing, registration, qualification, consent or approval. In the case of officers and other Persons subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, the Committee may at any time impose any limitations upon the exercise of an Option that, in the Committee's discretion, are necessary or desirable in order to comply with such Section 16(b) and the rules and regulations thereunder. If the Company, as part of an offering of securities or otherwise, finds it desirable because of federal or state regulatory requirements to reduce the period during which any Options may be exercised, the Committee, may, in its discretion and without the Participant's consent, so reduce such period on not less than 15 days written notice to the holders thereof.

          VI.5 Nontransferability. Options may not be transferred other than by will or the laws of descent and distribution and, during the lifetime of the Participant, may be exercised only by such Participant (or his legal guardian or legal representative). In the event of the death of a Participant, exercise of Options granted hereunder shall be made only:

               (i) by the executor or administrator of the estate of the deceased Participant or the Person or Persons to whom the deceased Participant's rights under the Option shall pass by will or the laws of descent and distribution; and

               (ii) to the extent that the deceased Participant was entitled thereto at the date of his death, unless otherwise provided by the Committee in such Participant's Option Agreement.


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          VI.6 Expiration of Options.

          (a) Normal Expiration. In no event shall any part of any Option be exercisable after the date of expiration thereof (the "Expiration Date"), as determined by the Committee pursuant to paragraph 5.6 above.

          (b) Early Expiration Upon Termination of Employment; etc.. Except as otherwise provided by the Committee in the Option Agreement, any portion of a Participant's Option that was not vested and exercisable on the date of the termination of such Participant's employment (or, in the case of a Participant who is not an employee of the Company, upon such other event(s) as the Committee shall determine) shall expire and be forfeited as of such date, and any portion of a Participant's Option that was vested and exercisable on the date of the termination of such Participant's employment (or, in the case of a Participant who is not an employee of the Company, upon such other event(s) as the Committee shall determine) shall expire and be forfeited as of such date, except that: (i) if any Participant dies or becomes subject to any Disability, such Participant's Option shall expire 180 days after the date of his death or Disability, but in no event after the Expiration Date, (ii) if any Participant is employed by the Company and retires (with the approval of the Board), his Option shall expire 90 days after the date of his retirement, but in no event after the Expiration Date, and (iii) if any Participant is discharged other than for Cause, such Participant's Option shall expire 30 days after the date of his discharge, but in no event after the Expiration Date.

          VI.7 Withholding of Taxes. The Company shall be entitled, if necessary or desirable, to withhold from any Participant from any amounts due and payable by the Company to such Participant (or secure payment from such Participant in lieu of withholding) the amount of any withholding or other tax due from the Company with respect to any shares issuable under the Options, and the Company may defer such issuance unless indemnified to its satisfaction. Upon the disposition (within the meaning of Section 424(c) of the Code) of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to the expiration of the holding period requirements of Section 422(a)(1) of the Code, the Participant shall be required to give notice to the Company of such disposition and the Company shall have the right to require the payment of the amount of any taxes that are required by law to be withheld with respect to such disposition.

          VI.8 Adjustments. In the event of a reorganization, recapitalization, stock dividend or stock split, or combination or other change in the shares of Common Stock, the Board or the Committee may, in order to prevent the dilution or enlargement of rights under outstanding Options, make such adjustments in the number and type of shares authorized by the Plan, the number and type of shares covered by outstanding Options and the exercise prices specified therein as may be determined to be appropriate and equitable. The issuance by the Company of shares of stock of any class, or options or securities exercisable or convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale, or upon the exercise of rights or warrants to subscribe therefor, or upon exercise or conversion of other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to any Options. No adjustments to any Incentive Stock Option shall be made pursuant to this Section 6.8 which consist of a modification of such Incentive Stock Option under Section 422(h)(3)(C) of the Code.


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

          VI.9 Rights of Participants. Nothing in this Plan or in any Option Agreement shall interfere with or limit in any way the right of the Company to terminate any Participant's employment or other engagement at any time (with or without Cause), nor confer upon any Participant any right to continue in the employ or engagement of the Company for any period of time or to continue his present (or any other) rate of compensation, and except as otherwise provided under this Plan or by the Committee in the Option Agreement, in the event of any Participant's termination of employment or engagement (including, but not limited to, the termination by the Company without Cause) any portion of such Participant's Option that was not previously vested and exercisable shall expire and be forfeited as of the date of such termination. No employee or other person shall have a right to be selected as a Participant or, having been so selected, to be selected again as a Participant.

          VI.10 Amendment, Suspension and Termination of Plan. The Board or the Committee may suspend or terminate the Plan or any portion thereof at any time and may amend it from time to time in such respects as the Board or the Committee may deem advisable; provided that no such amendment shall be made without stockholder approval to the extent such approval is required by law, agreement or the rules of any exchange upon which the Common Stock is listed, and no such amendment, suspension or termination shall impair the rights of Participants under outstanding Options without the consent of the Participants affected thereby. No Options shall be granted hereunder after the tenth anniversary of the adoption of the Plan.

          VI.11 Amendment, Modification and Cancellation of Outstanding Options. The Committee may amend or modify any Option in any manner to the extent that the Committee would have had the authority under the Plan initially to grant such Option; provided that no such amendment or modification shall impair the rights of any Participant under any Option without the consent of such Participant. With the Participant's consent, the Committee may cancel any Option and issue a new Option to such Participant.

          VI.12 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee, the members of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding; provided that any such Committee member shall be entitled to the indemnification rights set forth in this paragraph 6.12 only if such member has acted in good faith and in a manner that such member reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe that such conduct was unlawful, and further provided that upon the institution of any such action, suit or proceeding a Committee member shall give the Company written notice thereof and an opportunity, at its own expense, to handle and defend the same before such Committee member undertakes to handle and defend it on his own behalf.

Effective August 20, 2003

                                     * * * *


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

                                 FIRST AMENDMENT
                                       TO
                            COMPBENEFITS CORPORATION
                     AMENDED AND RESTATED STOCK OPTION PLAN

     WHEREAS, the CompBenefits Corporation Amended and Restated Stock Option Plan (the "Plan") was adopted by the Board of Directors and the stockholders of CompBenefits Corporation (the "Company") and became effective August 20, 2003 as a performance incentive for officers, employees, consultants and other key persons of the Company;

     WHEREAS, Article IV of the Plan provides that the total number of shares of the Company's common stock, $.01 par value per share (the "Common Stock"), which may be issued pursuant to stock options granted under the Plan shall not exceed an aggregate of 1,200,000 shares of Common Stock;

     WHEREAS, the Board of Directors of the Company believes that the number of shares of Common Stock remaining available for issuance under the Plan has become insufficient for the Company's current and anticipated future needs, including granting options under a management incentive plan;

     WHEREAS, Section VI.10 of the Plan provides that the Board of Directors of the Company may amend the Plan at any time, subject to certain conditions set forth therein; and

     WHEREAS, the Board of Directors of the Company has determined that it is in the best interests of the Company to amend the Plan to provide that an additional 1,100,000 shares of Common Stock be made available for issuance under the Plan.

     NOW, THEREFORE, the Plan is amended as follows:

     1. Amendment of Plan. Article IV of the Plan is hereby amended by deleting the number "1,200,000" in the first and last sentences of Article IV and replacing each such reference with the number "2,300,000."

     2. Effective Date of Amendment. This First Amendment to the Plan shall become effective upon the date that it is adopted by the Board of Directors of the Company.

     IN WITNESS WHEREOF, this First Amendment to the Plan has been adopted by the Board of Directors of the Company this 25th day of August, 2004.


                                        /s/ Kirk E. Rothrock
                                        ----------------------------------------
                                        Name: Kirk E. Rothrock
                                        Title: CEO & President

                                SECOND AMENDMENT
                                       TO
                            COMPBENEFITS CORPORATION
                     AMENDED AND RESTATED STOCK OPTION PLAN

     The CompBenefits, Inc. Amended and Restated Stock Option Plan (the "Plan") was adopted by the Board of Directors (the "Board") and the stockholders of the CompBenefits Corporation (the "Company"), became effective August 20, 2003 and was amended August 25, 2004. The Plan is hereby further amended, by action of the Board of the Company at a meeting of the Board duly called and held on August 4, 2006, as follows:

     1. The following articles of the Plan are hereby amended by adding the language "and Restricted Stock Awards" immediately following the word "Options" and, where appropriate, the language "and Restricted Stock Award" immediately following the word "Option":

          (A): Article III, lines 4, 8 and 13;

          (B): Article VI, Section 1, line 4;

          (C): Article VI, Section 3, line 1;

          (D): Article VI, Section 4, lines 1, 3 and 9;

          (E): Article VI, Section 5, line 1; and

          (F): Article VI, Section 8, lines 4, 5 and 11.

     2. The following articles of the Plan are hereby amended by adding the language "or Restricted Stock Awards" immediately following the word "Options" and, where appropriate, the language "or Restricted Stock Award" immediately following the word "Option":

          (A): Article III, line 10;

          (B): Article VI, Section 4, lines 6 and 7;

          (C): Article VI, Section 9, line 8;

          (D): Article VI, Section 10, line 7;

          (E): Article VI, Section 11, lines 2, 3, 4, 5 and 6; and

          (F): Article VI, Section 12, line 5.

     3. Article I of the Plan is hereby amended by adding the language "and restricted stock awards" immediately following the word "options."

     4. Article II of the Plan is hereby amended by inserting the following immediately following the definition of "Person":

          "'Restricted Stock' shall have the definition established in Article V, Section 7 of the Plan."

     5. Article IV of the Plan is hereby amended by deleting the text of said article in its entirety and replacing that text with the following:

          "The number of shares of Common Stock with respect to which options and restricted stock awards may be granted under the Plan (the "Options" and the "Restricted Stock," respectively) shall not exceed, in the aggregate, 3,300,000 shares, of which a total of 1,000,000 shall underlie the Restricted Stock Awards issued to the five individuals listed on Exhibit C of the Resolutions approved by the Board of the Company on the date hereof; provided that the type and the aggregate number of shares which may be subject to Options and Restricted Stock shall be subject to adjustment in accordance with paragraph 6.8 below, and further provided that to the extent any Options expire unexercised or are canceled, terminated or forfeited in any manner without the issuance of Common Stock thereunder, or if any Options are exercised (or Restricted Stock vests) and the shares Common Stock corresponding thereto are repurchased by the Company, such shares shall again be available under the Plan. The 3,300,000 shares of Common Stock available under the Plan may be either authorized and unissued shares, treasury shares or a combination thereof, as the Committee shall determine."

     6. Article V of the Plan is hereby amended by adding the following Section
V.7 immediately following Section V.6 thereof:

          "V.7 Restricted Stock Awards

               (A) Nature of Restricted Stock Awards. A Restricted Stock Award is an award pursuant to which the Company may, in its sole discretion, grant or sell, at such purchase price as determined by the Committee, in its sole discretion, shares of Common Stock subject to such restrictions and conditions as the Committee may determine at the time of grant ("Restricted Stock"), which purchase price shall be payable in cash or other form of consideration acceptable to the Committee. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such agreement shall be determined by the Committee, and such terms and conditions may differ among individual awards and grantees.

               (B) Rights as a Stockholder. Upon execution of a written instrument setting forth the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Committee shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in subsection (D) below of


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

this Section, and the grantee shall be required, as a condition of the grant, to deliver to the Company a stock power endorsed in blank.

               (C) Restrictions. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award agreement. If a grantee's employment (or other service relationship) with the Company terminates under the conditions specified in the relevant instrument relating to the award, or upon such other event or events as may be stated in the instrument evidencing the award, the Company or its assigns shall have the right or shall agree, as may be specified in the relevant instrument, to repurchase some or all of the shares of Common Stock subject to the award at such purchase price as is set forth in such instrument.

               (D) Vesting of Restricted Stock. The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which Restricted Stock shall become vested, subject to such further rights of the Company or its assigns as may be specified in the instrument evidencing the Restricted Stock Award.

               (E) Waiver, Deferral and Reinvestment of Dividends. The Restricted Stock Agreement may require or permit the immediate payment, waiver deferral or investment of dividends paid on the Restricted Stock."

     7. Article VI of the Plan is hereby amended by adding the language "or Restricted Stock Agreement" immediately following the language "Option Agreement" throughout that article.

     8. Article VI, Section 1, line 1 of the Plan is hereby amended by adding the following immediately following the word "exercisable":

          ",and Restricted Stock may vest,"

     9. Article VI, Section 2 of the Plan is hereby amended by deleting the third line thereof in its entirety and replacing said line with the following:

          "exercisable and/or that the unvested Restricted Stock shall vest and that all Options shall terminate if not exercised as of the date of the Sale of the"

     10. Article VI, Section 3 of the Plan is hereby amended by adding the following immediately following the words "Option Agreement":

          "or 'Restricted Stock Agreement,' respectively"

     11. Article VI, Section 3 of the Plan is hereby further amended by adding the following immediately following the words "exercise of an Option" therein:

          "or resulting from the vesting of Restricted Stock"


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     12. Article VI, Section 4, line 6 of the Plan is hereby amended by deleting the word "thereunder" therefrom and replacing said word with the following:

          "resulting from such Options and Restricted Stock Awards"

     13. Article VI, Section 7 of the Plan is hereby amended by deleting the fifth line thereof in its entirety and replacing said line with the following:

          "Options, or resulting from the Restricted Stock Awards, and the Company may defer the issuance of such Options unless indemnified to its satisfaction. Upon the"

     IN WITNESS WHEREOF, the undersigned certifies that the Amendment set forth above was adopted by the Board on August 4, 2006.


                                        /s/ Kirk E. Rothrock
                                        ----------------------------------------
                                        Kirk E. Rothrock, Chairman
                                        President & CEO


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